SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 10, 2011
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On February 10, 2011, Evergreen Solar, Inc. (the “Company”) issued a press release announcing that it has extended the expiration date for its exchange offers and consent solicitation relating to its outstanding 4.0% Senior Convertible Notes due 2013 and its 13.0% Convertible Senior Secured Notes due 2015. The expiration date was extended to 5:00 p.m., New York City time, on Friday, February 11, 2011.
     A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in its entirety into this disclosure by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

No.	Description
99.1	Press Release dated February 10, 2011, of Evergreen Solar, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Solar, Inc.
By:	/s/ Christian M. Ehrbar
	Name:	Christian M. Ehrbar
	Title:	Vice President, General Counsel and Corporate Secretary

Dated: February 10, 2011